VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company
4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035
(503)699-4997 ♦ Fax: (503) 675-3136

master lease agreement
number 6906

Lessor Name and Address VenCore Solutions llc, a delaware limited liability company 4500 sw kruse way, suite 350 lake oswego, or 97035	Lessee Name and Address oxysure systems, inc., a delaware corporation 2611 internet blvd., suite 109 frisco, tx 75034 this agreement has been modified at the request of lessee.

terms and conditions

1. LEASE LINES AND LEASES.

a) Lease Lines. Lessor and Lessee hereby agree that Lessor will acquire and lease to Lessee, Equipment with an aggregate value of up to the amount specified under "Approved Amount of Lease Line" on the attached Exhibit A-l to this Master Lease Agreement (such commitment is referred to as a "Lease Line"). From time to time, Lessor and Lessee may (but are under no obligation to) agree to establish one or more additional Lease Lines pursuant to which Lessor agrees to acquire and lease to Lessee, Equipment with an aggregate value of up to the amount specified for each such Lease Line. For each Lease Line agreed by the parties, Lessor and Lessee will execute an additional Exhibit A to this Master Lease Agreement, and each such Exhibit A will be numbered sequentially (i.e., designated as Exhibit A-2, Exhibit A-3, etc.) and will incorporate the terms of this Master Lease Agreement. No Lease Line shall be established, and Lessor shall have no liability or obligation under any Lease Line, unless and until the appropriate Exhibit A is executed by both Lessor and Lessee.

b) Leases. Lessor and Lessee agree that the terms of this Master Lease Agreement shall apply to and be incorporated by reference in one or more Lease Schedules, each of which reference(s) the Master Lease Agreement Number indicated above. The word "Lease" shall mean any one of the individual Lease Schedules executed hereunder, each of which shall incorporate the terms and conditions of this Master Lease Agreement (including the terms specified on the applicable Exhibit A hereto, as determined below) and shall be evidenced by the original Lease Schedule and an attached copy of this Master Lease Agreement. The word "Leases" shall mean all of the individual Lease Schedules executed under and incorporating the terms of this Master Lease Agreement collectively. The word "Equipment" shall mean (i) for purposes of each Lease, the Equipment, which is the subject of such Lease, as defined and described in the applicable Lease Schedule; and/or (ii) all of the Equipment subject to all of the Leases, collectively, in each case as the context may require. Each Lease Schedule will include an Equipment description, the Equipment location, the minimum lease term and payment and security deposit information. Each Lease shall be enforceable upon execution by Lessee and subsequent counter-signature by Lessor indicating acceptance. By entering into each Lease Schedule, Lessor and Lessee agree that (i) the transaction effected by the Lease Schedule constitutes a lease funding by Lessor under the Lease Line then in effect; (ii) Lessor's remaining funding obligations under the applicable Lease Line shall be reduced accordingly; and (iii) the initial lease period, the initial rent payment amount, the documentation fees, the security deposit payment and release requirements, the renewal rent payment amounts applicable to the Lease shall be determined pursuant to the applicable Lease Line, as outlined on the Exhibit A to this Master Lease Agreement which specifies a "Date of Lease Line Approval" occurring on or before the date of the Lease Schedule and a "Funding Expiration Date" occurring after the date of acceptance of the Lease Schedule by Lessor, and shall be set forth with specificity on the applicable Lease Schedule.

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2. RENTAL PAYMENTS. Unless otherwise agreed in writing, each regular periodic payment of rent due during the term of each Lease shall be due on either the tenth (10*) day of the month or the twenty-fifth (25th) day of the month (the "billing date"). The first billing date under each Lease where Lessee's acceptance occurred after the twentieth (20th) day of the month and prior to the sixth (6th) day of the following month shall be the tenth (10th) day of the month immediately following Lessee's acceptance of the Equipment; or, if Lessee's acceptance occurs after the fifth (5th) day of the month and prior to the twenty-first (21st) day of the month, then the first billing date shall be the twenty-fifth (25th) day of the month that Lessee completed its acceptance of the Equipment. On the date of acceptance of Equipment by Lessee, Lessee shall pay to Lessor pro rated rent, together with applicable taxes, from the date of acceptance of the Equipment until the first billing date as interim rent. In addition, Lessee shall pay to Lessor, on demand by Lessor, an amount equal to one-thirtieth (1/30) of the proportional monthly rental payment per day for any amount funded by Lessor prior to acceptance of the Equipment by Lessee as additional interim rent. Lessee agrees to pay rent for the minimum term specified on the Lease Schedule, commencing on the first billing date and continuing until the Equipment is returned to Lessor on expiration or earlier termination of the Lease. Each periodic rental installment shall be the sum set forth on the applicable Lease Schedule, plus any applicable sales and/or use taxes, and shall, at Lessor's option, include a pro rata portion of that year's property tax. Payments shall be made by Lessee at Lessor's address set forth herein or as otherwise directed by Lessor. Lessee shall not abate, set off, deduct any amount or reduce any payment for any reason without the prior written consent of Lessor. Payments are delinquent if not in Lessor's possession by the billing date.

3. COMMENCEMENT AND TERMINATION. The Lease term shall commence on acceptance of the Equipment by Lessee. The Lease shall terminate on the expiration of its minimum term in months as set forth in the Lease Schedule following the first billing date and the fulfillment of all obligations of Lessee thereunder or upon notice by Lessor in the case of an Event of Default (as such term is defined in Section 26 below). In the event Lessee retains part or all of the Equipment beyond the term of the Lease, then the terms of the Lease shall stay in effect during such hold-over period, but in no event longer than the automatic renewal period delineated in Section 11(d) hereunder, subject to Lessor's right to terminate the Lease upon an Event of Default.

4. NO WARRANTIES BY LESSOR. Lessor makes no warranty, express, implied or statutory, as to any matter whatsoever, including, without limitation, the condition of the Equipment, its merchantability or its fitness for any particular purpose, and Lessee leases the Equipment "as is".

5. CHOICE OF LAW, VENUE AND JURISDICTION. The Lease shall be deemed to have been made and shall be construed in accordance with the laws of the State of Oregon. Any and all suits or actions to enforce or for breach of the Lease may be, at Lessor's option, instituted and maintained in Multnomah County, State of Oregon, and Lessee expressly agrees to submit to personal jurisdiction in such venue.

6. ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, transfer, pledge, hypothecate or otherwise dispose of the Lease, any interest therein, or sublease or loan the Equipment or permit it to be used by anyone other than Lessee or Lessee's qualified employees. Lessor may assign the Lease and/or grant a security interest in the Equipment, in whole or in part, to one or more assignees, without notice to Lessee. Lessor's assignee(s) and/or the secured party(ies) may reassign the Lease, and/or such security interest without notice to Lessee. Each such assignee and/or such secured party shall have all rights of Lessor under the Lease, but no such assignee or secured party shall be bound to perform any obligation of Lessor. Lessee shall recognize each such assignment and shall not assert against any assignee and/or secured party any defense, counterclaim or setoff it may have against Lessor. Lessor and Lessee acknowledge and agree that any assignment or transfer by Lessor shall not materially change Lessor's or Lessee's duties or obligations under the Lease nor materially increase the burdens or risks imposed on Lessor or Lessee.

7. SELECTION AND ACCEPTANCE OF EQUIPMENT. Lessee has selected both the Equipment and the supplier(s) from whom Lessor is to purchase the Equipment. Lessee shall arrange for transportation, delivery and installation of the Equipment at Lessee's expense. Lessee acknowledges that it has examined the Equipment as fully as it desires. If the Equipment is not properly installed, its delivery is delayed, it does not operate as represented by the supplier(s) or it is unsatisfactory for any reason, Lessee shall make no claim on account thereof against Lessor. Lessee authorizes Lessor to insert in the Lease or other documents the serial numbers and other identification information for the Equipment as determined by Lessor.

8. SUPPLIER/BROKER NOT AGENT OF LESSOR. Lessee understands and agrees that neither the supplier(s), nor any salesperson or agent of the supplier(s), is an agent of Lessor. Lessee further agrees that if any transaction hereunder is presented to Lessor by a lease broker, that such broker is acting as an agent of Lessee and is not an agent of Lessor. No

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salesperson or agent of supplier(s) or broker(s) is authorized to waive or alter any term or condition of the Lease, and no representation as to the Equipment or any matter by the supplier(s) or broker(s) shall in any way affect Lessee's duty to pay rent and perform its other obligations set forth in the Lease.

9. SECURITY DEPOSIT. Security deposits received by Lessor are to guarantee prompt and full payment of rent and the faithful and timely performance of all provisions of the Lease by Lessee. Security deposits secure all obligations of Lessee to Lessor under the Leases or otherwise. Unless otherwise specified in the applicable Exhibit A to this Master Lease Agreement or in another instrument in writing signed by Lessor and Lessee, no interest will accrue on the security deposit to the account of Lessee. If Lessee is not in default under any agreement with Lessor, the security deposit shall be returned to Lessee per the terms specified in the applicable Exhibit A to this Master Lease Agreement or such other instrument in writing signed by both Lessor and Lessee. In the event Lessee defaults on any of its obligations to Lessor, and if such default is not cured by Lessee within thirty (30) days subsequent to the date Lessor provides Lessee with written notice of said default. Lessor shall have the right, but shall not be obligated, to apply the security deposits to cure such default, and if so applied, Lessee shall, within ten (10) subsequent days, restore the security deposit to the full amount held by Lessor prior to any application of security deposit(s) to cure such default.

10. CANCELLATION FOR NON-DELIVERY. If, within thirty (30) days after the Lease is signed by Lessee, the Equipment has not been delivered to and accepted by Lessee and if Lessor has accepted the Lease by signing, Lessor, by written notice to Lessee, shall have the option at any time thereafter to terminate Lessor's obligation, if any, to lease the subject Equipment to Lessee.

11. LEASE TERMINATION OPTIONS. Upon Lease termination, and provided Lessee is not in default, Lessee will have an option to purchase all, but not less than all, of the Equipment, renew the term of the Lease, or return all, but not less than all, of the Equipment to Lessor, as set forth below:

a) Purchase Option. If Lessee exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renewal term or extension, as the case may be, purchase all, but not less than all, of the Equipment. The purchase price shall be the Equipment's then fair market value ("FMV") plus any applicable sales or other transfer tax. FMV, as applied to a purchase option, unless otherwise defined in the Exhibit A to this Master Lease Agreement, will be determined by Lessor based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability and replacement costs.

b) Renewal. If Lessee exercises the option to renew, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renew the Lease with respect to all, but not less than all, of the Equipment for a period of three (3) months. Such renewal will be upon the terms of the Lease and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c) Return. On the expiration of the Lease, or earlier termination of the Lease, or on Lessee default if Lessor chooses, Lessee, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the Equipment unencumbered to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by Lessor.

d) Extension/Automatic Renewal. In the event Lessee has not exercised one of the three above options within five (5) days after the expiration of the Lease, the Lease will automatically renew and be extended for a period of three (3) months. Payments will continue to be paid in advance and the first payment due under the extension will be due no later than ten (10) days after the expiration of the Lease.

12.OWNERSHIP. The Equipment shall at all times remain the personal property of Lessor. Lessee will at all times protect and defend, at its own cost and expense, the ownership of Lessor against all claims, liens and legal processes of creditors of Lessee and other persons, and keep the Equipment free and clear from all such claims, liens and processes. If the Lease is deemed at any time to be one intended as security or should Lessor agree at any time to sell the Equipment to Lessee, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth in the Lease, indebtedness at any time owing by Lessee to Lessor. Not withstanding any other terms and conditions of the Lease, in the event that the

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Equipment includes computer software, Lessee agrees that Lessor has not had, does not have, nor shall have any title to such computer software. Lessee may have executed or may execute a separate software license agreement(s) and Lessee agrees that Lessor is not a party to nor responsible for any performance with regard to such license agreement(s).

13.LOCATION AND RIGHT OF INSPECTION. The Equipment shall be kept at the location specified on the Lease Schedule, or, if none is specified, at Lessee's address as set forth therein, and shall not be removed from there without Lessor's prior written consent. Lessor shall have the right at any time during normal business hours and upon reasonable notice to inspect the Equipment and for that purpose have access to the location of the Equipment.

14. USE AND OPERATION. Lessee shall use the Equipment in a careful manner and shall comply with all laws relating to its possession, use and maintenance. Lessee represents that the Equipment shall be used in its business or commercial concern and that no item of Equipment will be used for personal, family or household purposes.

15. REPAIRS AND ALTERATIONS. Lessee shall, at its own expense, maintain the Equipment in good repair, appearance and functional order. Lessee agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the Equipment and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts. Lessee shall not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All alterations, additions or improvements made to the Equipment shall belong to Lessor.

16. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever and, as between Lessor and Lessee, unless otherwise agreed between the parties, Lessee shall bear that risk of loss during transportation and delivery, and Lessee shall arrange and pay for transportation and delivery. No loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under the Lease. In the event of damage to any item of Equipment, Lessee shall immediately return such item of Equipment to a state of good repair (as determined by Lessor in its sole discretion) at Lessee's expense. If either Lessor or Lessee determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall, at Lessee's option: (a) replace the same with like Equipment in good repair, acceptable to Lessor; or (b) pay Lessor a sum equal to (i) all amounts due by Lessee to Lessor under the Lease up to the date of the loss, (ii) the unpaid balance of the total rent for the remaining term under the Lease which is attributable to said item of Equipment, and (iii) an amount not to exceed twelve percent (12%) of the original cost of the said item of Equipment, which the parties agree shall represent the fair market value of Lessor's residual interest in said item of Equipment. The amounts in (ii) and (iii) shall be discounted to present value at a discount rate of six percent (6%) per annum.

17. INSURANCE. Lessee shall provide and maintain primary insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor and with zero deductible. At Lessor's request, Lessee also shall provide and maintain primary comprehensive general all risk liability insurance. Such insurance shall include, but shall not be limited to, product liability (when applicable) coverage, insuring Lessor and Lessee, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that the insurance as to Lessor shall not be invalidated by any act, omission or neglect of Lessee and cannot be canceled without thirty (30) days written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the insurer evidencing the insurance coverage required by this Section. If Lessee fails to procure or maintain such insurance, Lessor shall have the right, but shall not be obligated, to obtain such insurance as to Lessor's and/or Lessee's interests. In that event, Lessee shall repay to Lessor the cost thereof with the next payment of rent, together with late charges as set forth in Section 24. For all Equipment leased by Lessor to Lessee, Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under such insurance policy(ies). All obligations of this Section shall extend throughout the term of the Lease and until the Equipment is returned to Lessor.

18. LIENS AND TAXES. Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall pay Lessor, on or before the billing date, all charges and taxes, local, state or federal, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment, excluding, however, all taxes on Lessor's income. If Lessee fails to pay said charges or taxes to Lessor when due, Lessor shall have the right, but shall not be obligated, to pay said charges or taxes, and add the same to the next payment of rent, together with late charges as set out in Section 24. Lessee agrees to pay a reasonable fee to Lessor for the processing of property tax payments.

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19. INDEMNITY. Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney fees, arising in connection with the Equipment, including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation or return and the recovery of claims under insurance policies thereon. This indemnity provision shall survive termination, cancellation or breach of the Lease.

20. MISCELLANEOUS REPRESENTATIONS OF LESSEE. Lessee and any guarantor of the Leases shall provide Lessor with such corporate resolutions, financial statements and other documents regarding the financial or credit condition of Lessee or any guarantor, which Lessor may request from time to time. Lessee represents and warrants that all credit and financial information submitted to Lessor in connection with the Leases is materially true and correct in all respects. Lessee agrees that Lessor and/or its assigns may at any time investigate the credit-worthiness of Lessee using all available means.

21. FINANCIAL STATEMENTS AND FIXED ASSET LISTS. So long as any monies are owed by Lessee to Lessor under the terms of any Lease, and/or until all terms under each Lease have been fulfilled, Lessee will provide Lessor with financial statements on a monthly basis and will provide Lessor with fixed asset lists on a semi-annual basis. Lessee represents and warrants that all credit and financial information submitted to Lessor in connection with the Lease is materially true and correct in all respects.

22. UNIFORM PERSONAL PROPERTY LEASING ACT. To the extent permitted by applicable law, and to the extent the Lease is governed by the law of a jurisdiction which has adopted a version of the Uniform Personal Property Leasing Act (also known as "Uniform Commercial Code - Leases", the parties hereto agree that: (a) the provisions thereof conferring remedies upon a Lessee or imposing obligations upon a Lessor shall not apply to the Lease, its interpretation or its enforcement; and (b) each Lease is a Finance Lease as defined by Uniform Commercial Code - Section 2A-103(l)(g). Lessee acknowledges that Lessee has reviewed and approved any written Supply Contract(s) [as defined by Uniform Commercial Code - Section 2A-103(l)(y)] covering the Equipment purchased from the Supplier(s) for lease to Lessee. Lessee further acknowledges that Lessor has informed or advised Lessee, in writing, either previously or in the Lease, of the following: (a) the identity of the Supplier(s); (b) that the Lessee may have rights under the Supply Contract(s); and (c) that the Lessee may contact the Supplier(s) for a description of any such rights Lessee may have under the Supply Contract(s).

23. FINANCING STATEMENTS. At the request of Lessor, Lessee will join Lessor in executing financing statements pursuant to the Uniform Commercial Code. For any and all Equipment leased by Lessor to Lessee, Lessor and or its assigns will execute and file financing statements and Lessee hereby authorizes Lessor or its agents or assigns to execute financing statements on Lessee's behalf, if necessary, and to file such financing statements in all jurisdictions where such execution and filing is permitted. It is agreed that a carbon or photocopy of any financing statement may be filed in place of the original and that a copy hereof may be filed as a financing statement.

24. LATE CHARGES AND INTEREST. If Lessee fails to pay Lessor any amount when due or, in the case of an amount due to one other than Lessor, if Lessor pays an amount on Lessee's behalf, then Lessee shall pay Lessor a late charge of five percent (5%) of such amount for each calendar month or part thereof for which rent or other sum shall be delinquent or shall have been paid by Lessor on Lessee's behalf. Lessee also agrees to pay Lessor the sum of thirty-five dollars ($35.00) for each check of Lessee's returned uncollectible by Lessee's bank. The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at Lessor's option. Interest shall accrue on any unpaid or unreimbursed amounts at the maximum rate allowable by law or eighteen percent (18%) per annum, whichever is less, from the billing date until paid by Lessee.

25. TIME IS OF THE ESSENCE. Time is of the essence of the Lease. This provision shall not be waived by the acceptance on occasion of late or defective performance.

26. DEFAULT. Lessee is subject to late charges and interest under the above Section 24 if Lessee fails to pay rent or any other amount provided for under the Lease within ten (10) days after the same becomes due and payable. Lessee shall be in default if (a) Lessee fails to observe, keep or perform any other material provision of the Lease or of any other written agreement with Lessor; or (b) Lessee abandons the Equipment; or (c) except as inconsistent with Federal Bankruptcy Law, any proceeding in bankruptcy, receivership or insolvency shall be commenced against Lessee or its property or any guarantor or such guarantor's property, Lessee or any guarantor files voluntarily for bankruptcy or reorganization, or Lessee or any guarantor makes an assignment for the benefit of its creditors; or (d) Lessee or any guarantor makes any material misrepresentation or materially false statement as to its credit or financial standing in connection with the execution or the further performance of the Lease; or (e) any attachment or execution be levied on any of the Lessee's Property, except

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Property Lessor subordinates to Institutional Lender; or (f) Lessee permits any other entity or person to use the Equipment without the prior written consent of Lessor; or (g) in the business and affairs of Lessee or any guarantor, there occurs a material change which shall impair the security of the Equipment or materially increase Lessor's credit risk involved in the Lease; or (h) Lessee moves any Equipment under Lease to any location outside of the United States and/or moves any Equipment under Lease to any other location not previously authorized in writing by Lessor. Any of the foregoing, which if not cured by Lessee within a period of thirty (30) days of Lessee's receipt of Lessor's written notice of default, shall be deemed an "Event of Default".

27. REMEDIES. In the event of Lessee default, Lessor shall have the right and option, but shall not be obligated, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by Lessor without notice to Lessee and without any election of remedies by Lessor and, if the obligations of Lessee are guaranteed by a guarantor or guarantors, Lessor shall not be obligated to proceed against any such guarantor or guarantors before resorting to its remedies against Lessee under the Lease: (a) to the extent permitted under applicable law, Lessor and/or its agents may, without notice or legal process, enter onto any premises of or under control of Lessee or any agent of Lessee where the Equipment may be or is believed to be located and repossess the Equipment, disconnecting and separating all thereof from any other property, using all means necessary or permitted by law, Lessee hereby expressly waiving any right of action of any kind whatsoever against Lessor arising out of such access to or removal, repossession or retention of the Equipment; (b) Lessor may declare all sums due and to become due under the Lease immediately due and payable and institute litigation to collect the same; (c) Lessor may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial; (d) Lessor may institute litigation to specifically enforce the terms of the Lease; (e) Lessor may terminate the Lease; (f) Lessor may require Lessee to return the Equipment pursuant to Section 11; and/or (g) Lessor may pursue any other remedy now, or hereafter, existing in law or equity. However, damages for any future rentals and/or Lessor's residual value in the Equipment shall be discounted to present value at a discount rate equal to six percent (6%) per annum. In the event of any default by Lessee under the Lease, Lessor may at its sole discretion, although it shall not be obligated to do so, sell the Equipment at a private or public, cash or credit sale, or may re-let the Equipment for a term and a rental which may be equal to, greater than or less than provided in the Lease. Any proceeds of sale or any rental payments received under the new lease, less Lessor's expenses of taking possession, reasonable attorney fees and/or collection fees, storage and/or reconditioning costs, the costs of sale or re-letting, and less Lessor's FMV residual in the Equipment, shall be applied to Lessee's obligations under the Lease, and Lessee shall remain liable for the balance. Lessee's liability shall not be reduced by reason of any failure of Lessor to sell or re-let.

28. EXPENSES OF ENFORCEMENT, ATTORNEY FEES. In the event of any default, Lessee shall pay Lessor a sum equal to all expenses, including attorney fees, if any, incurred by Lessor in connection with the enforcement of any of Lessor's remedies and all expenses of repossessing, storing, repairing and selling or re-letting the Equipment together with interest on such amount at the maximum rate allowable by law or eighteen percent (18%) per annum, whichever is less, from the date such amount is paid by Lessor. In the event litigation is instituted to enforce any of the terms of the Lease, the prevailing party shall be entitled to recover from the other party such sum as the court may judge reasonable as attorney fees at trial and upon appeal, in addition to all other sums provided for by law.

29. SUCCESSOR INTERESTS. Subject to any prohibition against assignment contained herein, each Lease shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. As used in each Lease, the term "Lessor" shall include any assignee or secured party of Lessor where appropriate.

30. MULTIPLE LESSEES. If more than one Lessee is named herein, the reference to Lessee refers to each and the liability of each shall be joint and several.

31. NOTICES. Any written notice or demand under the Lease may be given to a party by mail at its address set forth on the Lease Schedule or at such address as the party may provide in writing from time to time. Notice and demand so made shall be effective when deposited in the United States mail duly addressed with postage prepaid.

32. WAIVER. Failure of Lessor at any time to require performance of any provision of the Lease shall not limit any right of Lessor to enforce that provision, nor shall any waiver by Lessor of any breach of any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

33. NUMBER AND CAPTIONS. As used herein, the singular shall include the plural, and the plural the singular. All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of the Lease.

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34. duplicate enforceable as original. Lessee hereby consents to the use of each original Lease Schedule, along with a photocopy of the fully executed Master Lease Agreement, for all purposes including, but not limited to, evidence the applicable Lease in litigation or any other judicial proceeding.

35. severability. If any provision of the Lease is held invalid, such invalidity shall not affect other provisions, which can be given effect without the invalid provision.

36. entire agreement. This Master Lease Agreement and each Lease Schedule, represent the entire, final and complete agreement of the parties pertaining to the lease of the Equipment under such Lease and supersedes or replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the lease of the Equipment is concerned, and no modification or addition to the Lease shall be binding unless agreed by a corporate officer, against whom enforcement is sought.

please request any changes lessee acknowledges that it has read and understands all of the terms and conditions contained in this master lease agreement and that these terms and conditions shall govern each lease entered into by the parties.

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VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company
4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035
(503)699-4997 ♦ Fax: (503) 675-3136

EXHIBIT A - 1
TO
MASTER LEASE AGREEMENT NUMBER
6906

Lessor Name and Address VenCore Solutions llc, a delaware limited liability company 4500 sw kruse way, suite 350 lake oswego, or 97035	Lessee Name and Address oxysure systems, inc., a delaware corporation 2611 internet blvd., suite 109 frisco, tx 75034

Date of Lease Line Approval: September 8, 2006

Funding Expiration Date: February 28, 2007

Approved Amount of Lease Line: $750,000.00

Minimum Funding Amount:  $22,500.00

Initial Monthly Rent Factor: 3.33%. The Monthly Rent Factor for each Lease Schedule will be fixed at the time it is executed. Per each 0.25 % decrease or increase in the Prime Lending Rate, as published in the Wall Street Journal, the Monthly Rent Factor will decrease or increase by 0.010% respectively.

Prime Lending Rate: 8.25% (Effective September 8, 2006)

Initial Lease Term: 36 Months

Advance Payments: Lessee will pay Lessor the first and last payments at the time each individual Lease Schedule is executed.

Documentation Fees: 1.25 % of the total equipment invoice amount included on the individual Lease  Schedule, or $250.00, whichever is greater.

Security Deposit Percentage: 10% per each individual Lease Schedule, to be paid at the time each individual Lease Schedule is executed.

Security Deposit Releases: Before releasing Security Deposits at the end of each individual Lease Schedule, the following three conditions must exist: 1) Lessor must be in receipt of Lessee's financial statements (Income / Profit and Loss Statement, Balance Sheet, Cash Flow Statement and Fixed Asset List) that are not more than 30 days old; 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months; and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

Minimum Renewal Rent Factor: 3.33 % for a minimum of three months.

Eligible Equipment: Computer Equipment, Office Equipment, Laboratory Equipment, Prototype
Equipment and Product Molds. Up to 10% of the Approved Amount of Lease Line may be comprised of Soft Costs ("Soft") where Soft will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation.

Exhibit A-1 to Master Lease Agreement	Page 1 of 2
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costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training and upgrades to any equipment in which Lessor does not hold a security interest. For any given Lease Schedule, Soft shall not exceed 15 % of the schedule amount. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee's principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor's ownership of the equipment. All equipment to be leased must be approved by Lessor.

Cross-Collateralization: All Equipment on each individual Lease Schedule will be cross-collateralized t all Lease Schedules. Lessor will not release its security interest in the Equipment until all obligations are paid in full.

End of Lease Options:  Refer to paragraph 11 "Lease Termination Options" of the Master LeasAgreement. Fair Market Value ("FMV") shall not exceed 12 % of the original Equipment cost on each individual Lease Schedule.

Stock Grant: At the time Lessee executes each individual Lease Schedule, Lessee will issue Series A Preferred Stock ("the Shares") to VENCORE SOLUTIONS LLC, such that the number of Shares issued will equal 5 % of the amount of each individual Lease Schedule divided by $ 1.00. The aggregate, maximum number of Shares issued to VENCORE SOLUTIONS LLC pursuant to the terms of the Master Lease Agreement and all Lease Schedules will not exceed 30,737.25 shares.

The terms and information set forth above are a part of the Master Lease Agreement Number 6906, entered into by and between VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lessor") and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A - 1 to Master Lease Agreement Number 6906 and is duly authorized to execute this Exhibit A - 1 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A - 1 is entered into with consent of Lessee's Board of Directors and stockholders, if so required.

Lessor Name and Address VenCore Solutions llc, a delaware limited liability company	Lessee Name and Address oxysure systems, inc., a delaware corporation

Exhibit A-1 to Master Lease Agreement	Page 2 of 2
Confidential

Minutes of the meeting of the Board of Directors OxySure Systems, Inc. Wednesday, August 23,2006

A meeting of the Board of Directors of OxySure Systems, Inc. was held on Wednesday, August 23, 2006 at 3,00 pm CST via teleconference. The masting was attended by Julian Ross (Chairman), Mark Wagar and Don Real.

The meeting was called to order at 3:01pm CST. There being a quorum present, the meeting proceeded as called.

Welcome A Introductions: The Board spent several minutes being introduced to Don Reed.

Sales £ Distribution Activity Update-, Julian Ross provided an update on the progress related to the development of the distribution channel in the US. The diRtribtition funnel is updated weekly, and is divided by activity in the following categories; qualified leads, primary contact, hot prospects, deals in progress and closed deals. The Board was pleased with the progress to date.

Production Planning Update: Julian Ross provided an update on process development and production planning. The Board also discussed the company's plan to conduct a market test in which 200 or more units of the OxySure Model 615 was manufactured and utilized for market testing with channel partners, research organizations, first respondera and consumers. It was determined that this is a crucial step, prior to a full market launch, to determine market receptivity, finalize design/engineering requirements (from the market's standpoint) and solve any potential manufacturing issues. The Board expressed a desire to expedite this process. It is understood that this process will postpone the full launch time line and will be costly in the short term, but will benefit shareholder value in the long term.

Operations/Facility Planning: Julian Ross updated the Board on the company's efforts to secure a new facility for its new headquarters, expanded operations and to prepare for production. Part of our production process involves being compliant with Good Manufacturing Practice (GMP) for the FDA, and a compliant facility and compliant quality control systems are required. In addition, we are understood to be required to undergo quality audits in order to obtain and maintain a CE mark for distribution in the European Union.

NOW WHEREFORE, BE IT RESOLVED: That the Chief Executive Officer and other designated officers of the Company are hereby authorized to enter into a commercial real estate building and facilities lease, on reasonable and agreeable existing market rate terms and conditions, for the purpose of relocating and expanding Company office space and Company product manufacturing and production facility, subject to the objectives of the market test and the full market launch of the Company's first product,

Venture Debt/Equipment Lease: The Board reviewed the terms of a proposal entered into by the Company with Vencore Solutions, LLC for a $750,000 master lease line for the acquisition of property, plant & equipment.

OxySure Board Minutes
August 23,2006
Proprietary & Confidential
1

NOW WHEREFORE, BE IT RESOLVED: That the Chief Executive Officer and other designated officers of the Company are hereby authorized to enter into a credit facility structured as a lease for an amount of up to Seven-Hundred Fifty-Thousand Dollar ($750,000), subject to agreeable terms with VenCore Solutions LLC ("Vencore") for the express purpose; of acquiring the equipment Company requires to operate the Company business, and manufacture and produce Company products.
OxySure Board Minutes Augtist23,2006 Proprietary & Confidential

There being no other matters arising, the meeting was adjourned. Signed and accepted by:

Julian Ross	Date: 9/28/06
Marker Wagar	Date: 9/29/06
Don Reed	Date: 9-28-06

OxySure Board Minutes
August 23,2006
Proprietary & Confidential
2

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company
4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035
(503)699-4997 ♦ Fax: (503) 675-3136
PLEASE PROVIDE INSURANCE INFORMATION

Master Lease #: 6906                              Date: October 9, 2006

Insurance Agent:	SLEEPER,SEWEEL & COMPANY
Address:	122222 MERIT DRIVE, SUITE 200
City:	DALLAS
State:	TEXAS ZIP: 75251
Phone:	(972) 419-7500	Fax: (972) 419-7555
Attention:	KRISTIN LONERGAN

From:   OxySure Systems, Inc., a Delaware Corporation
2611 Internet Blvd., Suite 109
Frisco, TX 75034

Ins. Co.:X   CHUBB     Policy #: X  35838856   Expiration Date:X  06/23/07

Dear Agent:

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lessor") is about to enter into a Master Lease Agreement and one or more Lease Schedules (the "Lease(s)") with the above-referenced Lessee for the equipment to be more fully described on the Schedule "A" to each individual Lease Schedule (the "Equipment"). The Equipment will be located at the address(es) indicated on the Schedule "A" to each individual Lease Schedule (Equipment Location) and has an original equipment cost of Seven Hundred Fifty Thousand Dollars and 00/100 ($ 750,000.00). Pursuant to the terms of the Lease, the Lessee is required to provide insurance coverage in relation to the Equipment and is required to provide Lessor with an insurance certificate naming Lessor and its assigns as loss payee and/or additional insured as indicated below:

Business personal property insurance is to be provided for all risks of any kind whatsoever for the full replacement value of the Equipment. Lessor and its assigns and successors as they may appear are to be named as loss payees, and the certificate should reflect such loss payees as follows: Lessor and its assigns and successors.

Liability coverage is to be provided with a combined single limit in the amount of $ 1,000,000.00. Lessor and its assigns and successors are to be named as additional insureds, and the certificate should reflect such additional insureds as follows: Lessor and its assigns and successors.

Please send the Certificate of Insurance with the standard (30) day notice of cancellation clause to VENCORE SOLUTIONS LLC, 4500 SW Kruse Way, Suite 350, Lake Oswego, OR 97035. Please place the above-referenced Master Lease Agreement Number on the Certificate of Insurance.

Thank you very much for your assistance.

Lessor Name and Address VenCore Solutions llc, a delaware limited liability company	Lessee Name and Address oxysure systems, inc., a delaware corporation

PLEASE PLACE MASTER LEASE NUMBER ON INSURANCE POLICY

Insurence letter	Confidential	Page 1 of 1

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company
4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035
(503)699-4997 ♦ Fax: (503) 675-3136

SECURITY AGREEMENT

This Security Agreement ("Agreement") is made this X16th day of  X OCTOBER  20X06 by and between OxySure Systems, Inc., a Delaware Corporation of 2611 Internet Blvd., Suite 109, Frisco, TX 75034 ("Debtor") and VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company of 4500 SW Kruse Way, Suite 350, Lake Oswego, OR 97035 ("Secured Party"):

1. To secure the payment, with interest thereon, and the performance and fulfillment of all Obligations (as hereinafter defined) of Debtor to Secured Party, Debtor hereby grants to Secured Party a security interest in all Debtor's personal property and fixtures, including, without limitation, all goods, documents, instruments (including promissory notes), vehicles, machinery, equipment, inventory, accounts, chattel paper, furniture, commercial tort claims, securities and all other investment property, supporting obligations, deposit accounts and personal property of every kind and nature, together with all proceeds, products and replacements thereof and substitutions, attachments and accessions thereto (hereinafter collectively called "Property"), wherever located, now owned or hereafter acquired by Debtor. The above provision notwithstanding, the Property shall not include Intellectual Property, which includes discoveries or inventions, patents or patents pending, patent applications, trademarks or trademarks pending, trademark applications, copyright materials, research, marketing collateral, business plans, development or manufacturing process, or other general intangibles.

2. The term "Obligations" as used herein shall mean and include any and all contract or account payables, leases, loans, advances, payments, extensions of credit, endorsements, guaranties, benefits, and financial accommodations heretofore and hereafter made, granted, or extended by Secured Party to Debtor or which Secured Party has or will become obligated to make, grant or extend to or for the account of Debtor; any and all interest, commissions, obligations, liabilities, indebtedness, charges, and expenses heretofore and hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party or upon which Debtor may be or have become liable as endorser or guarantor; any and all renewals or extensions of any of the foregoing, no matter how or when arising and whether under any present or future agreement or instrument between Debtor and Secured party or otherwise, and the amount due upon any notes or other instruments or documents given to or received by Secured Party for or on account of the foregoing; and the performance and fulfillment by Debtor of all the terms, conditions, promises, covenants, provisions, and warranties contained in the Agreement and in any note, instrument, or document secured hereby and in any present or future agreement or instrument between Debtor and Secured Party.

3. So long as Debtor is not in default under its obligations to Secured Party, then in the event an Institutional Lender provides Debtor with a debt facility, Secured Party will subordinate its priority security position in all Debtor's Property, excluding all equipment and machinery, to said Institutional Lender.

4.     Debtor covenants and warrants to Secured Party that:

a) Debtor is the lawful owner of the Property and has the sole right and lawful authority to make this Agreement; the Property and every part thereof is free and clear of all liens, security interests and encumbrances of every kind and description (except any held by Secured Party); and Debtor will defend the Property against all claims and demands of all persons. Secured Party is hereby authorized to file one or more financing statements, including any amendments and continuation statements, in order to perfect, amend or continue its security interest. Debtor shall pay all filing fees, title transfer fees and other costs and expenses incurred by Secured Party to perfect or continue its security interest or lien. Debtor irrevocably appoints Secured Party as its attorney-in-fact to execute any documents required in order to note or perfect its security interest in any titled vehicle or equipment.

b) Other than noted in Section 3 above, Debtor will keep the Property free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind, nature, and description. Debtor, at its own cost and expense, will maintain and keep the Property in a good state of repair. Debtor will not sell, assign, mortgage, lease, pledge, or otherwise

Security Agreement	Page 1 of 4
Confidential

dispose of the Property or any interest therein without the prior written consent of Secured Party, which consent will not be unreasonably withheld.

c) Debtor will procure and maintain insurance covering the Property against loss or damage by fire and extended coverage perils, theft, burglary and pilferage, in amounts and under policies acceptable to Secured Party. Secured Party or its assignee shall be named as the loss payee under such insurance policies. All policies (or the loss payee endorsement) shall provide that the insurer must give Secured Party at least twenty (20) days notice before canceling, amending, or declining to renew its policy. All premiums thereon shall be paid by Debtor. Debtor shall promptly notify Secured Property of any loss or damage to any of the Property. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts received in payment for any loss or damage under any of said insurance policies.

d) The Obligations are undertaken for commercial purposes only and the Property is in the possession of Debtor at its principal place of business, or, if not, at a location which has been disclosed in writing and agreed to by Secured Party prior to the execution hereof. Debtor will not remove the Property from said location without prior written consent of Secured Party, nor change its present business location(s), name(s) or state of formation without at least thirty days prior written notice to Secured Party. At all times, Debtor will allow Secured Party or its representatives free access to and right of inspection of the Property. At Secured Party's request, Debtor shall furnish its current financial statements to Secured Party.

e) Debtor shall comply (so far as may be necessary to protect the Property and the lien of this Agreement thereon) with all of the terms and conditions of leases, mortgages, or deeds of trust covering the premises where the Property, or any portion thereof is located. Debtor shall also comply with any orders, ordinances, laws, or statutes of any city, state, or other governmental entity having jurisdiction with respect to the premises or the conduct of business thereon.

5.     Debtor shall be in default upon occurrence of any of the following (hereinafter referred to as "Event of Default"):

a) Debtor shall fail to pay any Obligations after the same becomes due (whether at the stated maturity, by acceleration or otherwise); Debtor shall cease doing business, shall become insolvent, or make an assignment for the benefit of creditors;

c) Bankruptcy proceedings or proceedings for arrangement or reorganization under any Bankruptcy Act or proceeding for the appointment of a receiver, trustee, liquidator, or custodian for Debtor or any of Debtor's property shall be commenced by or against Debtor;

d) Debtor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or in any other agreement with Secured Party, or an event of default has occurred under any other agreement with Secured Party;

e) Any of the warranties or representations made to Secured Party by Debtor in this Agreement or in connection with the Obligations shall at any time prove to be untrue or misleading in any material respect as of the time when made; or

f)   There shall be a substantial change in the management or change in the majority ownership or control of Debtor.

6. If Debtor shall be in default hereunder, Secured Party shall have the right to pursue any other remedy now, or hereafter, existing in law or equity, without prior notice or demand, and specifically may enforce any one or more of the following remedies, successively, alternately, or concurrently, without waiving its right to enforce any other remedy or any Obligation according to its terms:

a) To the extent Debtor has failed to perform or fulfill an Obligation, Secured Party may, but shall not be obligated to, perform or fulfill the same, or cause the performance or fulfillment thereof. The costs and expenses of performance or fulfillment, including reasonable attorney fees, shall be added to the amount of the Obligations and secured by the Property, and payable on demand.

b) Secured Party may require Debtor to assemble the Property and make it available to Secured Party at a location designated by Secured Party. Secured Party may also take possession of the Property wherever it may be, and enter any of the premises of Debtor with or without process of law, and search for, take possession of, remove, or keep and store the same in said premises, without liability for trespass nor charge for storage of the Property, until sold.

Security Agreement	Page 2 of 4
Confidential

c) Secured Party may sell, lease or transfer the Property or any part thereof at public or private sale, for cash or on credit, and on such terms as Secured Party may in its sole discretion elect. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or other disposition. The proceeds of any sale, lease or transfer shall be applied first to pay all costs, expenses and charges for repossessing, storing, repairing, preparing for sale, selling and/or leasing the Property, including attorney fees, and second to the payment of the Obligations. If the proceeds are insufficient to pay the costs and expenses set forth herein and the Obligations due to Secured Party, Debtor shall remain liable to Secured Party for any deficiency.

7. Debtor will indemnify and save Secured Party (including its agents, employees, officers and members) harmless from all loss, damage, liability, and expense, including reasonable attorney fees, that Secured Party may sustain or incur arising out of or relating to (a) its security interest in the Property; (b) Secured Party's efforts to obtain or enforce payment, performance, or fulfillment of any of the Obligations; (c) the enforcement or foreclosure of this Agreement; or (d) the prosecution or defense of any action or proceeding either against Debtor or against Secured Party concerning any matter growing out of or connected with this Agreement or any of the Obligations or Property.

8. This Agreement cannot be changed or terminated orally. With respect to Secured Party, only a writing, signed by an officer of Secured Party, shall be effective to change, modify, waive, or terminate any of the Obligations, this Agreement or any provisions hereof, or any other agreement between Debtor and Secured Party. If Debtor is in default hereunder, and Secured Party fails to demand full payment, performance, or fulfillment hereunder or fails to otherwise exercise any right, privilege, remedy or option available to Secured Party, such shall not be deemed a waiver of any right of Secured Party. The acceptance by Secured Party of any payments subsequent to such default shall not be deemed a waiver of any rights of Secured Party.

9. This Agreement, including any and all of Secured Party's contractual obligations to Debtor, may be assigned by Secured Party along with any and all Obligations without notice to Debtor. Upon such assignment, Debtor agrees not to assert against any assignee any defense, set-off, recoupment, claim, counterclaim, or cross-complaint which Debtor may have against Secured Party, whether arising hereunder or otherwise. All rights, remedies, options, privileges, and elections given to Secured Party hereunder or otherwise, including Secured Party's contractual obligations to Debtor hereunder, shall inure to the benefit of Secured Party or any assignee, and their respective successors and assigns. Debtor may not transfer, pledge, or assign its interests and obligations hereunder without the prior written approval of Secured Party.

10. All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made upon receipt when sent by registered or certified mail, addressed to such party as follows, or to such other address as may be hereafter designated in writing by such party to the other party hereto: (a) three (3) business days after being deposited in the United States mail, proper postage prepaid; (b) as of the business day after the day delivered to overnight courier when delivered to such courier by sender in timely fashion so as to permit next-day delivery; and (c) upon delivery, when personally delivered. Secured Party or Debtor may change its address by giving the other party written notice thereof in accordance with the terms of this Section 9.

11. If Debtor is in default hereunder, Debtor agrees to reimburse Secured Party for its reasonable attorney's fees, court costs and collection costs, whether or not any litigation is commenced by Secured Party, which are incurred by Secured Party to enforce this Agreement or collect any Obligations due to Lender, including, without limitation, (a) all expenses of repossessing, storing, repairing and selling and / or leasing the Property; and (b) attorney's fees and costs incurred at trial, on appeal and in any mediation, arbitration or bankruptcy proceeding. All such amounts shall, until paid by Debtor to Secured Party, constitute Obligations of Debtor secured by the Property and shall be payable on demand.

12. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

13.   Choice of Law and Venue; Jury Trial Waiver.

(a)  THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING

Security Agreement	Page 3 of 4
Confidential

HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

(b)  DEBTOR HEREBY SUBMITS TO VENUE IN MULTNOMAH COUNTY, OREGON, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION AGAINST DEBTOR OR THE COLLATERAL IN ANY OTHER JURISDICTION.

(c) DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, this Agreement has been executed effective the date first above-written.

SECURED PARTY VenCore Solutions llc, a delaware limited liability company	DEBTOR oxysure systems, inc., a delaware corporation

Security Agreement	Page 4 of 4
Confidential

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Phone (800) 331-3282 Fax (818) 662-4141

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

DE, Secretary of State

IMAGE REFLECTS DATA FROM AN ELECTRONIC FILING

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: OXYSURE SYSTEMS, INC.

OR

1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2611 INTERNET BLVD., SUITE 109	FRISCO	TX	75034	US

1d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
71-0960725		Corporation	DE	3753195 ☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
				☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: VENCORE SOLUTIONS LLC

OR

3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
4500 SW KRUSE WAY, SUITE 350	LAKE OSWEGO	OR	97035	US

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA 6906 AEH

22346573

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Phone (800) 331-3282 Fax (818) 662-4141

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

TX, Secretary of State

IMAGE REFLECTS DATA FROM AN ELECTRONIC FILING

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME OXYSURE SYSTEMS, INC.					
OR 1b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 2611 INTERNET BLVD., SUITE 109		CITY FRISCO	STATE TX	POSTAL CODE 75034	COUNTRY US
1d. TAX ID #: SSN OR EIN 71-0960725	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION Corporation	1f. JURISDICTION OF ORGANIZATION DE	1g. ORGANIZATIONAL ID #, if any 3753195	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME VENCORE SOLUTIONS LLC					
OR 3b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 4500 SW KRUSE WAY, SUITE 350		CITY LAKE OSWEGO	STATE OR	POSTAL CODE 97035	COUNTRY US

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA 6906 AEH

22346573

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company
4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035
(503)699-4997 ♦ Fax: (503) 675-3136

NEGATIVE PLEDGE AGREEMENT

This Negative Pledge Agreement ("Agreement") is made as of this  16th day of October , 2006 ("Effective Date"), by and between OxySure Systems, Inc., a Delaware Corporation (the "Lessee") and VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lessor").
In connection with that certain Master Lease Agreement and one or more Lease Schedules of even date herewith, between Lessee and Lessor (the "Lease(s)") and the other related documents being concurrently executed between Lessee and Lessor in connection therewith, Lessee hereby agrees as follows:

1. Prior to the expiration of 24 months subsequent to the Effective Date, this Agreement shall be applicable and effective, if and only if and when the Lessee is in default (as "default" is defined in Section 4 of the Security Agreement) of the Security Agreement, the Master Lease Agreement or any other agreement entered into by the parties pursuant to the Lease Line. Further, upon Lessee's cure or other resolution of any said default(s), Lessee shall be released from its obligations as delineated in this Agreement. After the expiration of 24 months subsequent to the Effective Date, this Agreement shall never be applicable or effective.

2. Prior to the expiration of 24 months subsequent to the Effective Date, AND if Lessee is in default (as "default" is defined in Section 4 of the Security Agreement) of the Security Agreement, the Master Lease Agreement or any other agreement entered into by the parties pursuant to the Lease Line, except for the granting of non-exclusive licenses in the ordinary course of business, Lessee shall not (i) sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber, (ii) enter into any agreement, document, instrument or other arrangement (except with or in favor of Lessor) with any person which directly or indirectly prohibits or has the effect of prohibiting Lessee from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in, or encumbering, or (iii) enter into any negative pledge agreement or other similar agreement or arrangement with any person (except with or in favor of Lessor) pursuant to which Lessee directly or indirectly agrees that it will not assign, pledge, mortgage, lease or grant a security interest in or upon, any of Lessee's intellectual property, including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to Lessee now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "Patents");

Negative Pledge Agreement	Confidential	Page 1 of 2

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the businesses of Lessee connected with and symbolized by such trademarks (collectively, the "Trademarks");

(f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(h) All amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

3. Prior to the expiration of 24 months subsequent to the Effective Date, Lessee will only grant an Institutional Lender a security interest in Lessee's intellectual property, as security interest(s) are outlined in section 2 of this agreement, if the Institutional Lender provides a debt facility equal to or exceeding one million dollars.

4. Initially capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement.

5. This Agreement shall terminate upon the payment and performance in full of the Obligations and expiration or termination of Lessor's commitment to make any Advances under the Loan Agreement.

LESSOR VenCore Solutions llc, a delaware limited liability company	LESSEE: oxysure systems, inc., a delaware corporation

Negative Pledge Agreement	Confidential	Page 2 of 2

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Phone (800) 331-3282 Fax (818) 662-4141

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

DE, Secretary of State

IMAGE REFLECTS DATA FROM AN ELECTRONIC FILING

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME OXYSURE SYSTEMS, INC.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 2611 INTERNET BLVD., SUITE 109	CITY FRISCO	STATE TX	POSTAL CODE 75034	COUNTRY US
1d. TAX ID #: SSN OR EIN 71-0960725 / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION Corporation	1f. JURISDICTION OF ORGANIZATION DE	1g. ORGANIZATIONAL ID #, if any 3753195		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME VENCORE SOLUTIONS LLC				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 4500 SW KRUSE WAY, SUITE 350	CITY LAKE OSWEGO	STATE OR	POSTAL CODE 97035	COUNTRY US

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA 6906 AEH

22347009

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Phone (800) 331-3282 Fax (818) 662-4141

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

TX, Secretary of State

IMAGE REFLECTS DATA FROM AN ELECTRONIC FILING

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: OXYSURE SYSTEMS, INC.

OR

1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2611 INTERNET BLVD., SUITE 109	FRISCO	TX	75034	US

1d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
71-0960725		Corporation	DE	3753195 ☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
				☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: VENCORE SOLUTIONS LLC

OR

3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
4500 SW KRUSE WAY, SUITE 350	LAKE OSWEGO	OR	97035	US

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA 6906 AEH

22347009

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company 4500 SW Kruse Way, Suite 350 ♦ Lake Oswego, OR 97035 (503)699-4997 ♦ Fax: (503)675-3136

waiver agreement

NTEC for Technology, Inc. ("NTEC") is the lessee of real property commonly known as 2611 Internet Blvd., Suite 109, Frisco, TX 75034 ("the Premises"). NTEC rents space of the Premises to OxySure Systems, Inc., a Delaware Corporation ("Customer") and in connection with such provision of rental space, Customer may place on the Premises certain equipment, which is leased to Customer by VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Leasing Agent").

1. NTEC acknowledges that it has received notice that Customer has or will enter into one or more Lease Schedules to the Master Lease Agreement (the "Equipment Lease(s)") with Leasing Agent, whereby Customer will lease from Leasing Agent certain Equipment, including, but not limited to all Assets, as amended from time to time by Customer and NTEC (the "Equipment"), all or part of which is currently or may be located upon or affixed to the Premises.

2. NTEC agrees that Leasing Agent's rights in the Equipment are superior to any right or claim which NTEC may have and waives and releases any and all rights it may have against the Equipment for any rent or other sums due or to become due, under any agreement with Customer or otherwise, and all claims and demands of every kind against the Equipment.

3. NTEC agrees that the Equipment will remain personal property and will not become part of the Premises, regardless of the manner in which it may be affixed to real property. In the event of default by Customer on any of its Equipment Leases with Leasing Agent, NTEC will allow Leasing Agent or its agents to enter the Premises to remove the Equipment in the exercise of its rights and remedies arising under the Equipment Lease, provided Leasing Agent gives NTEC ten (10) days written notice. Each of Customer and Leasing Agent, jointly and severally, shall indemnify and hold NTEC harmless for any and all costs, expenses and damages caused by Customer and/or Leasing Agent, their agents or employees, in connection with the exercise of Leasing Agent's rights under this Waiver.

4. The Waiver shall be binding upon the heirs, administrators, executors, successors and assigns of NTEC, and shall inure to the benefit of the successors and assigns of Leasing Agent.

5.      Except as expressly provided herein, NTEC's rights under this agreement with Customer remain unmodified.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Waiver this 16th day of October, 2006.

oxysure systems, inc., a delaware corporation	NTEC FOR TECHNOLOGY, INC.

Waiver Agreement	Confidential	Page 1 of 1

September 25, 2006

Micah Adams
Relationship Manager
VenCore Solutions LLC
4500 SW Kruse Way, Suite 350
Lake Oswego, OR 97035

Re:   Term Sheet Amendment
Dear Micah:

This writing supersedes our letter to you dated September 20, 2006 and shall serve to memorialize our discussion regarding the amendment of the Proposal with Summary Terms & Conditions dated August 1, 2006. Subject to the parties closing the transaction contemplated in said Proposal, OxySure Systems, Inc. agrees to grant VenCore Solutions, LLC, shares of OxySure, Inc. Series A Preferred Stock ("Shares") in an amount(s) equal to five percent (5%) of each individual Lease Schedule, with the total grant of Shares not to exceed a maximum of Thirty-Thousand Seven-Hundred Thirty-Seven and One-Quarter (30,737.25) Shares. This provision replaces the following section in the said Letter Agreement, which is deleted from the terms:

WARRANTS:  LESSEE will provide LESSOR with warrants to purchase 12.5% of each drawdown amount up to a maximum of 75,000 Common Shares at a strike price equal to $1.00 per share to expire 10 years after the commencement date of each schedule.

If the foregoing accurately reflects the substance of our discussion, please affix your signature in the appropriate place below.

Very truly yours Oxysure Systems, Inc.

Julian T Ross CEO

201l Internet Boulevard, Suite 109, Frisco, TX 75034 USA
Frisco, Texas Office: (+1) 888-70XYSURE Fax: (+1) 214-618-6494
Virginia Office: (+1) 703-687-1616 Fax: (+1) 703-580-7496